                                                                    EXHIBIT 10.9

                             FIRSTMERIT CORPORATION

                              AMENDED AND RESTATED
                         1989 STOCK INCENTIVE PLAN (SB)
                           Effective October 21, 2000

                             FIRSTMERIT CORPORATION
                              AMENDED AND RESTATED

                         1989 STOCK INCENTIVE PLAN (SB)
                           Effective October 21, 2000

                                                 TABLE OF CONTENTS

                                                                                                               PAGE
1.       Establishment, Purpose, and Effective Date of Plan.......................................................1
         1.1      Establishment ..................................................................................1
         1.2      Purpose ........................................................................................1
         1.3      Effective Date .................................................................................1

2.       Definitions .............................................................................................1
         2.1      Definitions ....................................................................................1
         2.2      Gender and Number ..............................................................................3

3.       Eligibility and Participation ...........................................................................3
         3.1      Eligibility and Participation ..................................................................3
         3.2      Eligible Directors .............................................................................3

4.       Administration ..........................................................................................3

5.       Stock Subject to Plan ...................................................................................3
         5.1      Number .........................................................................................3
         5.2      Unused Stock ...................................................................................4
         5.3      Adjustment in Capitalization ...................................................................4

6.       Duration of Plan  .......................................................................................4

7.       Stock Options ...........................................................................................4
         7.1      Grant of Options Other than Director Stock Options .............................................4
         7.2      Grant of Director Stock Options ................................................................5
         7.3      Option Agreement ...............................................................................5
         7.4      Option Price ...................................................................................5
         7.5      Duration of Options ............................................................................5
         7.6      Exercise of Options ............................................................................6
         7.7      Payment ........................................................................................6
         7.8      Restrictions on Stock Transferability ..........................................................6
         7.9      Termination of Employment for Specific Reasons .................................................6
         7.10     Termination of Employment For Other Than Section 7.9 Reasons ...................................6
         7.11     Termination of Eligible Director Shares ........................................................7
         7.12     Nontransferability of Options ..................................................................7


                                                                                                               PAGE
8.       Restricted Stock Awards .................................................................................7
         8.1      Grant of Restricted Stock ......................................................................7
         8.2      Transferability ................................................................................7
         8.3      Other Restrictions .............................................................................7
         8.4      Certificate Legend .............................................................................7
         8.5      Removal of Restrictions ........................................................................8
         8.6      Voting Rights ..................................................................................8
         8.7      Dividends and Other Distributions ..............................................................8
         8.8      Termination of Employment ......................................................................8

9.       Beneficiary Designation .................................................................................8

10.      Rights of Employees .....................................................................................8
         10.1     Employment .....................................................................................8
         10.2     Participation ..................................................................................8

11.      Change in Control .......................................................................................9
         11.1     In General .....................................................................................9
         11.2     Limitation on Payments .........................................................................9
         11.3     Definition .....................................................................................9

12.      Amendment, Modification, and Termination of Plan .......................................................11

13.      Tax Withholding ........................................................................................11

14.      Indemnification ........................................................................................12

15.      Requirements of Law ....................................................................................13
         15.1     Requirements of Law ...........................................................................13
         15.2     Governing Law .................................................................................13

                             FIRSTMERIT CORPORATION
                              AMENDED AND RESTATED
                         1989 STOCK INCENTIVE PLAN (SB)
                           Effective October 21, 2000


1.       ESTABLISHMENT, PURPOSE AND EFFECTIVE DATE OF PLAN

         1.1 ESTABLISHMENT. FirstMerit Corporation, an Ohio corporation ("Corporation") established the "1989 Stock Incentive Plan (SB)" ("Plan") for key employees of the Corporation and its subsidiaries and for directors of the Corporation who are not employees of the Corporation or any of its subsidiaries. The Plan permits the grant of "Director Stock Options" to such directors and the grant of "Stock Options," and "Restricted Stock Awards," (all as defined below) to such employees.

         1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Corporation by encouraging and providing for the acquisition of an equity interest in the Corporation by directors of the Corporation and key employees of the Corporation and its subsidiaries and by enabling the Corporation to attract and retain the services of such directors and key employees upon whose judgment, interest, and special effort the successful conduct of its operations is largely dependent.

         1.3 EFFECTIVE DATE. The Plan shall become effective as of the date of its adoption by the Board of Directors of the Corporation, subject to ratification by the shareholders of the Corporation within twelve months of the adoption date.

2. DEFINITIONS

         2.1 DEFINITIONS. Whenever used herein, the following terms shall have their meanings set forth below:

                  "Award" means any Option, Stock Appreciation Right, Restricted Stock Awards, Performance Share, or Performance Award.

                  "Board" means the Board of Directors of the Corporation.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Committee" means the Compensation Committee of FirstMerit Corporation's Board of Directors which shall consist of three or more directors appointed by such Board. These directors shall be "disinterested persons" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934.

                  "Corporation" means FirstMerit Corporation, a bank holding company under the Bank Holding Company Act of 1956 headquartered in Akron, Ohio, and its successors.

                  "Disability" means disability as determined by the Committee.

                  "Director Stock Option" means an Option granted to an Eligible Director. Each Director Stock Option shall be a nonqualified stock option the grant of which is not intended to fall under the provisions of Section 422A of the Code.

                  "Eligible Director" means any statutory director of the Corporation who is not an employee of the Corporation or any of its subsidiaries.

                  "Fair Market Value" means the closing price of the Stock as reported on the principal United States securities exchange registered under the Exchange Act on which such Stock is listed, or, if such Stock is not listed on any such exchange, the highest closing bid quotation with respect to a share of such Stock on the National Association of Securities Dealers, Inc. Automated Quotations System or any substantially equivalent system then in use on a particular date. In the event that there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions.

                  "FirstMerit Corporation" means FirstMerit Corporation, an Ohio corporation.

                  "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of the Plan an Option, other than a Director Stock Option, may be either (i) an incentive stock option within the meaning of Section 422A of the Code or (ii) a nonqualified stock option whose grant is intended to fall under the provisions of Section 422A.

                  "Option Agreement" means an agreement entered into between the Corporation and an employee or an Eligible Director in the form prescribed by the Committee.

                  "Option Price" means the price at which each share of Stock subject to an Option may be purchased, determined in accordance with Sections
8.1 and 8.4 herein.

                  "Participant" means any individual, other than an Eligible Director, designated by the Committee to participate in the Plan pursuant to
Section 3.1 herein.

                  "Period of Restriction" means the period during which the transfer of shares of Restricted Stock is restricted pursuant to Section 8 of the Plan.

                  "Restricted Stock" means Stock granted to a Participant pursuant to Section 8 of the Plan.

                  "Restricted Stock Agreement" means an agreement entered into between the Corporation and the Employee in the form prescribed by the Committee.

                  "Retirement," "Normal Retirement," and "Early Retirement" means termination of employment upon the normal retirement age set by the Board of Directors.

                  "Stock" means the common stock of FirstMerit Corporation.

         2.2 GENDER AND NUMBER. Except when otherwise indicated by the context, words in the masculine gender when used in the Plan shall include the feminine gender, the singular shall include the plural, and the plural shall include the singular.

3.       ELIGIBILITY AND PARTICIPATION

         3.1 ELIGIBILITY AND PARTICIPATION. Participants in the Plan shall be selected by the Committee from among those employees of the Corporation and its subsidiaries who are recommended for participation by the Chief Executive Officer of the Corporation and who, in the opinion of the Committee, are in a position to contribute materially to the Corporation's continued growth, development, and long-term financial success. Persons serving on the Committee shall not be eligible to be a Participant.

         3.2 ELIGIBLE DIRECTORS. Eligible Directors are entitled to participate in the Plan solely with respect to the grant of Director Stock Options and may not receive any other Award under the Plan. The selection of Eligible Directors is not subject to the discretion of the Committee. Persons serving on the Committee who are Eligible Directors may receive grants of Director Stock Options.

4.       ADMINISTRATION

         The Committee shall be responsible for the administration of the Plan. The Committee, by majority action thereof, is authorized to interpret the Plan, to prescribe, amend, and rescind rules and regulations relating to the Plan, to provide for conditions and assurances deemed necessary or advisable to protect the interests of the Corporation, and to make all other determinations necessary or advisable for the administration of the Plan, but only to the extent not contrary to the explicit provisions of the Plan. Determinations, interpretations, or other actions made or taken by the Committee pursuant to the provisions of the Plan shall be final and binding and conclusive for all purposes and upon all persons whomsoever.

5.       STOCK SUBJECT TO PLAN

         5.1 NUMBER. The total number of shares of Stock subject to issuance under the Plan may not exceed ten percent (10%) of the total shares of capital stock of the Company issued and outstanding at any time subject to adjustment upon occurrence of any of the events indicated in Subsection 5.3. The shares to be delivered under the Plan may consist, in whole or in part, of authorized but unissued Stock or issued stock reacquired and held as treasury Stock not reserved for any other purpose.

         5.2 UNUSED STOCK. In the event any shares of Stock that are subject to an Option which, for any reason, expires or is terminated unexercised as to such shares, or any shares of Stock subject to a Restricted Stock grant made under the Plan are reacquired by the Corporation pursuant to the Plan, such shares again shall become available for issuance under the Plan.

         5.3 ADJUSTMENT IN CAPITALIZATION. In the event that subsequent to the date of the Plan by the Board the shares of Stock should as a result of a stock split, stock dividend, combination or exchange of shares, exchange for other securities, reclassification, reorganization, redesignation, merger, consolidation, recapitalization or other such change, be increased or decreased or changed into or exchanged for a different number or kind of shares of Stock or other securities of the Corporation or of another corporation, then (a) there shall automatically be substituted for each share of Stock subject to an unexercised Option (in whole or in part) granted under the Plan and each share of Stock available for additional grants of Options under the Plan the number and kind of shares of Stock or other securities into which each outstanding share of Stock shall be changed or for which each such Share shall be exchanged,
(b) the Option Price shall be increased or decreased proportionately so that the aggregate purchase price for the securities subject to the Option shall remain the same as immediately prior to such event and (c) the Board shall make such other adjustments to the securities subject to Options and the provisions of the Plan and Option Agreements as may be appropriate and equitable. Any such adjustment may provide for the elimination of fractional shares. In such event, the Committee also shall have discretion to make appropriate adjustments in the number and type of shares subject to Restricted and Performance Share grants then outstanding under the Plan pursuant to the terms of such grants or otherwise.

6.       DURATION OF PLAN

         The Plan shall remain in effect, subject to the Board's right to earlier terminate the Plan pursuant to Section 16 hereof, until all Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Option, Stock Appreciation Right, Restricted Stock, Performance Share, or Performance Award may be granted under the Plan on or after the tenth (10th) anniversary of the Plan's effective date.

7.       STOCK OPTIONS

         7.1 GRANT OF OPTIONS OTHER THAN DIRECTOR STOCK OPTIONS. Subject to the provisions of Sections 5 and 6, Options other than Director Stock Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Participant. The Committee also shall determine whether an Option is to be an incentive stock option within the meaning of Code Section 422A, or a nonqualified stock option whose grant is intended not to fall within the provisions of Section 422A. However, in no event shall the aggregate Fair Market Value (determined at the date of grant) of the stock of which incentive stock options are first exercisable in a particular calendar year exceed $100,000, computed in accordance with Section 422A(b)(7) of the Code.

         An incentive stock option shall only be granted to a person who owns, directly or indirectly, Stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Corporation, if the price of any such Option is at least one hundred and ten percent (110%) of the Fair Market Value of the Stock subject to the Option and the Option by its terms is not exercisable more than five (5) years from the date it is granted.

         Nothing in this Section 7 shall be deemed to prevent the grant of nonqualified stock options in excess of the maximum established by Section 422A of the Code.

         7.2 GRANT OF DIRECTOR STOCK OPTIONS. [THIS PROVISION WAS TERMINATED EFFECTIVE UPON THE MERGER OF SIGNAL CORPORATION WITH AN INTO FIRSTMERIT CORPORATION.] Subject to the provisions of Sections 5 and 6, Director Stock Options shall be granted to Eligible Directors as provided in this Section 7.2 and the Committee shall have no discretion with respect to any matters set forth in this Section 7.2.

                  (a) VESTING. Each Director Stock Option shall become exercisable on and after the first anniversary of the date of the grant.

                  (b) NUMBER OF SHARES. Commencing immediately after the adjournment of the Corporation's annual meeting of shareholders ("Annual Meeting") in 1991 and immediately after the adjournment of the Annual Meeting each year thereafter, any Eligible Director who was an Eligible Director immediately preceding such Annual Meeting and who has been elected as a director at such Annual Meeting shall automatically be granted a Director Stock Option for fifty (50) shares of Stock if, but only if, the return on common equity of the Corporation as set forth in the Corporation's annual report to shareholders for the immediately preceding fiscal year is equal to or greater than ten percent (10%).

         7.3 OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement that shall specify the type of Option granted, the Option Price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other provisions as the Committee shall determine.

         7.4 OPTION PRICE. No Option granted pursuant to the Plan shall have an Option Price that is less than the Fair Market Value of the Stock on the date the Option is granted.

         7.5 DURATION OF OPTIONS. Each Option, other than Director Stock Options and Options granted to a person who owns, directly or indirectly, Stock possessing more than ten percent (10%) of the total combined voting power of all classes of Stock of the Corporation, shall expire at such time as the Committee shall determine at the time it is granted; provided, however, that no Option, other than incentive stock options within the meaning of Section 422A of the Code, shall be exercisable later than twenty (20) years and one day from the date of its grant and no such incentive stock option shall be exercisable more than ten (10) years and one day from the date of grant. No Director Stock Option may be exercisable later than twenty (20) years and one day from the date of its grant.

         7.6 EXERCISE OF OPTIONS. Options granted under the Plan other than Director Stock Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants.

         7.7 PAYMENT. The Option Price upon exercise of any Option shall be payable to the Corporation in full either (i) in cash or its equivalent, or (ii) by tendering shares of previously acquired Stock having a Fair Market Value at the time of exercise equal to the total Option Price, or (iii) by a combination of (i) and (ii). The proceeds from such a payment shall be added to the general funds of the Corporation and shall be used for general corporate purposes. As soon as practicable after receipt of full payment (including the necessary tax withholding), the Corporation shall deliver to the Participant or the Eligible Director, as the case may be, Stock certificates in an appropriate amount based upon the number of Options exercised, issued in the name of the Participant or the Eligible Director, as the case may be.

         7.8 RESTRICTIONS ON STOCK TRANSFERABILITY. The Committee shall impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such shares of Stock are then listed under any blue sky or state securities laws applicable to such shares.

         7.9 TERMINATION OF EMPLOYMENT FOR SPECIFIC REASONS. In the event the employment of a Participant is terminated for any reason, any outstanding Option granted pursuant to the Plan and any rights thereunder shall be exercisable by the Participant (or in the case of a deceased Participant by his legal representative) only to the extent of the accrued right to exercise such Option at the date of such termination; provided, however, if such termination is by reason of death or disability or, with the prior consent of the Committee, by reason of resignation or retirement, and if at the date of such termination the Participant had completed twelve (12) full months of employment after the date of the Option grant the Committee may, in its sole discretion, permit the exercise of all or any portion of the Option not otherwise exercisable and may provide that all or some portion of the Option shall not terminate upon or by virtue of such employment termination. To the extent that such Option is exercisable at termination or, as the result of Committee approval, becomes exercisable at termination it must be exercises prior to the expiration of the expiration date of the Option or within twelve (12) months and five (5) days after such date of termination of employment, whichever period is shorter. However, in the case of incentive stock options, the favorable tax treatment prescribed under Section 422A of the Code shall not be available if such Option is not exercised within the required statutory period as specified in Section 422A.

         7.10 TERMINATION OF EMPLOYMENT FOR OTHER THAN SECTION 7.9 REASONS. If the employment of the Participant shall terminate for any reason other than one of those specified in Section 7.9 of the Plan, the rights under any then outstanding Option granted pursuant to the Plan which, pursuant to the terms of the Option Agreement between the Participant and the Corporation, is exercisable as of the date of such termination, shall terminate upon the expiration date of the Option or three (3) months after such date of termination of employment, whichever first occurs. In its sole discretion, the Committee may extend the three (3) months up to twelve (12) months and five (5) days, but in no event beyond the expiration date of the Option.

         7.11 TERMINATION OF ELIGIBLE DIRECTOR SHARES. In the event that an Eligible Director ceases to be an Eligible Director for any reason, the rights under any then outstanding Director Stock Option granted pursuant to the Plan which are exercisable as of the date he ceases to be an Eligible Director shall terminate upon the date determined as provided in Section 8.5 above, or three
(3) months after such cessation date, whichever first occurs; provided, however, that if he ceases to be an Eligible Director by reason of death, the three (3) month period shall be extended to the sooner of twelve (12) months and five (5) days or the expiration date of the Director Stock Option.

         7.12 NONTRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. All Options granted to a Participant or an Eligible Director under the Plan shall be exercisable during his lifetime only by such Participant or Eligible Director.

8.       RESTRICTED STOCK AWARDS

         8.1 GRANT OF RESTRICTED STOCK. Subject to the provisions of Sections 5 and 6, the Committee, at any time and from time to time, may award shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. Each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement that shall specify the Period or Periods of Restriction, the number of Restricted Stock shares awarded, and such other provisions as the Committee shall determine.

         8.2 TRANSFERABILITY. Except as provided in this Section 8, the shares of Restricted Stock awarded hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for such period of time as shall be determined by the Committee and shall be specified in the Restricted Stock Agreement, or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement.

         8.3 OTHER RESTRICTIONS. The Committee shall impose such other restrictions on any shares of Restricted Stock awarded pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities or tax laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

         8.4 CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 8.3 hereof, each certificate representing shares of Restricted Stock granted pursuant to the Plan shall bear a legend which is comparable to the following:

                  "The sale or other transfer of this certificate or the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer and other terms and conditions set forth in the FirstMerit Corporation1989 Stock Incentive Plan
                  (SB) and a Restricted Stock Agreement dated ____________, ____. A copy of the Plan and such Restricted Stock Agreement may be obtained from the Secretary of FirstMerit Corporation, III Cascade Plaza, Akron, Ohio 44308.

         8.5 REMOVAL OF RESTRICTIONS. Except as otherwise provided in this
Section 8, shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 8.4 removed from his Stock certificates.

         8.6 VOTING RIGHTS. During the Period of Restriction, Participants holding shares of Restricted Stock awarded hereunder may exercise full voting rights with respect to those shares.

         8.7 DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding shares of Restricted Stock awarded hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

         8.8 TERMINATION OF EMPLOYMENT. In the event that a Participant terminates his employment with the Corporation for any reason, any shares of Restricted Stock still subject to restrictions at the date of such termination automatically shall be forfeited and returned to the Corporation; provided, however, that the Committee, in its sole discretion, at the time of such retirement may with respect to some or all of the shares still subject to restrictions at the time of said termination waive the automatic forfeiture, and/or reduce the restrictions, and/or modify restrictions applicable to such shares.

9.       BENEFICIARY DESIGNATION

         Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

10.      RIGHTS OF EMPLOYEES

         10.1 EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Corporation to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Corporation.

         10.2 PARTICIPATION. No employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

11.      CHANGE IN CONTROL

         11.1 IN GENERAL. In the event that (a) the Corporation is a party to a merger or consolidation agreement, (b) the Corporation is a party to an agreement to sell substantially all of its assets, or (c) there is change in control of the Corporation as defined in Section 11.3 below, the Committee may, in its sole discretion, provide that all outstanding Awards shall become one hundred percent (100%) vested, that all outstanding Options shall become immediately exercisable and that any Period of Restriction shall immediately lapse.

         11.2 LIMITATION ON PAYMENTS. If the receipt of any payment under this Section by any Participant shall, in the opinion of independent tax counsel of recognized standing selected by the Corporation, result in the payment by such Participant of any excise tax provided for in Section 280G and Section 4999 of the Code, then the amount of such payment shall be reduced to the extent required, in the opinion of independent tax counsel, to prevent the imposition of such excise tax.

         11.3 CHANGE IN CONTROL. The term "Change in Control" shall mean the occurrence of any one of the following events:

                  (a) individuals who, on April 19, 2000, constitute the Board (the "Incumbent Directors") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to April 19, 2000 whose election or nomination for election was approved by a vote of at least 2/3rds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no director of the Company initially as a result of an actual or threatened election contest with respect to directors or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

                  (b) any "person" (as such term is defined in Section 3(a)(9) of the Securities Exchange Act of 1934 (the "Exchange Act") and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of the Board (the "Company Voting Securities"); provided, however, that the event described in this paragraph (b) shall not be deemed to be a Change in Control by virtue of any of the following acquisitions:

                           (i)  by the Company or any Subsidiary,

                           (ii) by any employee benefit plan sponsored or
                  maintained by the Company or any Subsidiary,

                           (iii) by any underwriter temporarily holding
                  securities pursuant to an offering of such securities,

                           (iv) pursuant to a Non-Control Transaction (as
                  defined in paragraph (c)), or

                           (v) a transaction (other than one described in (c)
                  below) in which Company Voting Securities are acquired from the Company, if a majority of the Incumbent Directors then on the Board approve a resolution providing expressly that the acquisition pursuant to this clause (v) does not constitute a Change in Control under this paragraph (b);

                  (c) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or any of its Subsidiaries that requires the approval of the Company's shareholders, whether for such transaction or the issuance of securities in the transaction (a "Business Combination"), unless immediately following such Business Combination:

                           (i) more than 50% of the total voting power of (x)
                  the corporation resulting from such Business Combination (the "Surviving Entity"), or (y) if applicable, the ultimate parent corporation that directly or indirectly has beneficial ownership of 100% of the voting securities eligible to elect directors ("Total Voting Power") of the Surviving Entity (the "Parent Entity"), is represented by Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, shares into which such Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Business Combination,

                           (ii) no person (other than any employee benefit plan
                  (or related trusts) sponsored or maintained by the Surviving Entity or the Parent Entity), is or becomes the beneficial owner, directly or indirectly, of 25% or more of the Total Voting Power of the outstanding voting securities eligible to elect directors of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity), and

                           (iii) at least a majority of the members of the board
                  of directors of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) following the consummation of the Business Combination were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination (any Business Combination which satisfies all of the criteria specified in (i), (ii) and (iii) above shall be deemed to be a "Non-Control Transaction"); or

                  (d) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

         Notwithstanding the foregoing, a Change in Control of the Company shall not be deemed to occur solely because any person acquires beneficial ownership of more than 25% of the Company Voting Securities as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding; provided, that if after such acquisition by the Company such person becomes the beneficial owner of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person by more than one percent, a Change in Control of the Company shall then occur.

12.      AMENDMENT, MODIFICATION AND TERMINATION OF PLAN

         The Board may at any time terminate and, from time to time, may amend or modify the Plan, provided, however, that no such action of the Board, without approval of the shareholders, may:

                  (a) Increase the total amount of Stock which may be issued under the Plan, except as provided in Subsections 5.1 and 5.3 of the Plan.

                  (b) Change the provisions of the Plan regarding the Option Price except as permitted by Subsection 5.3.

                  (c) Materially increase the cost of the Plan or materially increase the benefits to Participants.

                  (d) Extend the period during which Options, or Restricted Stock, may be granted.

                  (e) Extend the maximum period after the date of grant during which Options may be exercised.

         No amendment, modification, or termination of the Plan shall in any manner adversely affect any Options or, Restricted Stock, theretofore granted under the Plan, without the consent of the Participant or the Eligible Director, as the case may be.

13.      TAX WITHHOLDING

                  (a) The Corporation shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a Participant or an Eligible Director, as the case may be, is required to pay to the Corporation an amount required to be withheld under applicable income tax laws in connection with a distribution of common stock or upon exercise of an Option, the Participant or an Eligible Director, as the case may be, may satisfy this obligation in whole or in part by electing ("Election") to have the Corporation withhold from the distribution shares of common stock having a value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the common stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

                  (b) Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any grant that the right to make elections shall not apply to such Grant. An Election is irrevocable.

                  (c) If a Participant is an officer of the Corporation within the meaning of Section 16 of the Securities Exchange Act of 1934 or if the person making the Election is an Eligible Director, then an Election is subject to the following additional restrictions:

                         (1) No Election shall be effective for a Tax Date which
                  occurs within six (6) months of the grant of the award, except that this limitation shall not apply in the event Death or Disability of the Participant or the eligible Director, as the case may be, occurs prior to the expiration of the six-month period.

                         (2) The Election must be made either six (6) months
                  prior to the Tax Date or must be made during a period beginning on the third business day following the date of release for publication of the Corporation's quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date.

14.      INDEMNIFICATION

         Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Corporation against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Corporation's approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Corporation an opportunity, at its own expense, to handle and defend the same before he under takes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Corporation's Articles of Incorporation or Code of Regulations, as a matter of law, or otherwise, or any power that the Corporation may have to indemnify them or hold them harmless.

15.      REQUIREMENTS OF LAW

         15.1 REQUIREMENTS OF LAW. The granting of Options, or Restricted Stock, and the issuance of shares of Stock upon the exercise of an Option shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

         15.2 GOVERNING LAW. The Plan, and all agreements hereunder, shall be construed in accordance with and be governed by the laws of the State of Ohio.